UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 4, 2007

State Street Corporation

(Exact name of registrant as specified in its charter)

Massachusetts	001-07511	04-2456637
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Lincoln Street, Boston, Massachusetts		02111
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code:   (617) 786-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01.      Entry into a Material Definitive Agreement

On February 4, 2007, State Street Corporation, a Massachusetts corporation (“State Street”), and Investors Financial Services Corp., a Delaware corporation (“Investors Financial”), entered into an Agreement and Plan of Merger (the “Merger Agreement”).  The Merger Agreement provides that, upon the terms and subject to the conditions set forth in the Merger Agreement, Investors Financial will merge with and into State Street (the “Merger”), with State Street continuing as the surviving corporation (the “Surviving Corporation”).

Subject to the terms and conditions of the Merger Agreement, at the effective time and as a result of the Merger, each issued and outstanding share of common stock, other than certain shares owned by Investors Financial or State Street, par value $0.01 per share, of Investors Financial (“Investors Financial Common Stock”) will be converted into the right to receive 0.906 shares (the “Exchange Ratio”) of the common stock, par value $1.00 per share, of State Street (the “Merger Consideration”).   Upon consummation of the Merger, all outstanding options to acquire Investors Financial Common Stock will be canceled in exchange for the right to receive, on the terms and conditions set forth in the Merger Agreement, the cash equivalent of the Merger Consideration as more fully described in Section 1.5 of the Merger Agreement. Each outstanding Investors Financial restricted share will be converted upon the completion of the merger into the right to receive the per share Merger Consideration (with the same terms as the Investors Financial restricted shares, provided that all restricted shares will vest within three years of their grant date or upon termination of the holders’ employment for good reason or without cause as such terms are defined in the Merger Agreement, to the extent such vesting schedule would result in earlier vesting of such restricted shares).

State Street and Investors Financial have made customary representations, warranties and covenants in the Merger Agreement, including, among others, covenants regarding the conduct of their businesses and other activities between the execution of the Merger Agreement and consummation of the Merger,  and to use their reasonable best efforts to consummate the Merger.  In addition, Investors Financial has made certain additional covenants, including among others, covenants to cause an Investors Financial stockholder meeting to be held to consider approval of the Merger; for Investors Financial’s board of directors to, subject to certain exceptions, recommend adoption by its stockholders of the Merger Agreement; and for Investors Financial not to solicit proposals relating to alternative business combination transactions or, subject to certain exceptions, enter into discussions concerning or provide confidential information in connection with alternative business combination transactions.

Consummation of the Merger is subject to customary conditions, including approval of the holders of Investors Financial common stock, absence of any legal prohibition on consummation of the Merger, obtaining required governmental approvals, the accuracy of the representations and warranties (subject generally to a material adverse effect standard) and material performance of all covenants and the delivery of customary legal opinions as to the federal tax treatment of the merger.

The Merger Agreement contains certain termination rights for both State Street and Investors Financial, and further provides that, upon termination of the Merger Agreement under specified circumstances, Investors Financial will be required to pay State Street a termination fee of $165,000,000.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 hereto, and is incorporated into this report by reference.

This document and the attached exhibits contain forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995, including statements about the financial outlook and business environment. Those statements are based on current assumptions, forecasts and expectations and involve a number of risks and uncertainties, which could cause actual outcomes and results to differ materially from those results. These risks and uncertainties include the ability to obtain regulatory and Investors Financial shareholder approval, the risk that businesses will not be integrated successfully, or will take longer than anticipated, that expected cost savings will not be achieved or unexpected costs will be incurred, that customer retention goals will not be met, that disruptions from the transaction will harm relationships with customers, employees and regulators, the pace at which State Street adds new clients or at which existing clients use additional services, the value of global and regional financial markets, the pace of cross-border investment activity, changes in interest rates, the pace of worldwide economic growth and rates of inflation, the extent of volatility in currency markets, consolidations among clients and competitors, State Street’s business mix, the dynamics of markets State Street serves, and State Street’s success at integrating and converting acquisitions into its business. Other important factors that could cause actual results to differ materially from those indicated by any forward-looking statements, are set forth in State Street’s 2005 annual report on Form 10-K, particularly in Item 1A, “Risk Factors,”and State Street’s subsequent SEC filings which should be read before making any investment decision. The forward-looking statements contained in this document speak only as of the date hereof, February 5, 2007, and State Street will not undertake efforts to revise those forward-looking statements to reflect events after this date.

State Street intends to file with the SEC a registration statement that will include the proxy statement/prospectus and other relevant documents to be mailed to security holders of Investors Financial in connection with the proposed transaction. WE URGE INVESTORS TO READ THE PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT STATE STREET, INVESTORS FINANCIAL AND THE PROPOSED TRANSACTION. A definitive proxy statement will be sent to security holders of Investors Financial seeking approval of the proposed transaction.  Investors will be able to obtain these materials (when they are available) and other documents filed with the SEC free of charge at the SEC’s website, www.sec.gov.  In addition, a copy of the proxy statement/prospectus (when it becomes available) may be obtained free of charge by directing a request to State Street Corporation, One Lincoln Street, Boston MA 02110, Attention: Office of the General Counsel; or by directing a request to Investors Financial Services Corporation, 200 Clarendon Street, Boston MA 02116, Attention: Office of the General Counsel.

This communication is not a solicitation of a proxy from any security holder of Investors Financial or an offer to sell or the solicitation of an offer to buy any securities, nor shall there by any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.  No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Investors Financial, its directors and executive officers and certain other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding Investors Financial’s directors and executive officers is available in the proxy statement filed with the SEC by Investors Financial on March 8, 2006. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

Item 9.01.      Financial Statements and Exhibits

(d)   Exhibits

Exhibit No.	Description

2.1

Agreement and Plan of Merger dated as of February 4, 2007 by and between State Street Corporation and Investors Financial Services Corp. (the schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STATE STREET CORPORATION

Date:	February 6, 2007	by:

/s/ David S. Phelan
			Name:	David C. Phelan
			Title:	Executive Vice President and General Counsel